Exhibit 99.1

Tidewater Inc. 842 West Sam Houston Parkway North, Suite 400 Houston, TX 77024, USA +1.713.470.5300

Tidewater Reports Results for the Three and Six Months Ended June 30, 2023

                                                      Second Quarter 2023 Highlights

●	Revenue of $215.0 million, an 11.3% increase from the first quarter of 2023
●	Average day rate increased to $16,042 per day, $1,418 higher than the first quarter of 2023
●	Net income of $22.6 million, an increase of nearly $12.0 million from the first quarter of 2023
●	Adjusted EBITDA of $72.0 million, an increase of $12.9 million from the first quarter of 2023
●	Composite Q2 2023 leading-edge term contract day rate up 10.9% to $23,498
●	Completed Solstad acquisition on July 5, 2023; 5 vessels fully integrated, full-fleet integration by Q4 2023
●	Received $111.5 million of cash from the exercise of 1.9 million Series A and Series B warrants in August 2023

HOUSTON, August 7, 2023 - Tidewater Inc. (NYSE:TDW) announced today revenue for the three and six months ended June 30, 2023 of $215.0 million and $408.1 million, respectively, compared with $163.4 million and $269.2 million, respectively, for the three and six months ended June 30, 2022. Tidewater's net income for the three and six months ended June 30, 2023, was $22.6 million ($0.43 per common share) and $33.3 million ($0.64 per common share), respectively, compared with net losses of $25.6 million ($0.61 per common share) and $37.7 million ($0.91 per common share), respectively, for the three and six months ended June 30, 2022. Included in the net income for the three and six months ended June 30, 2023 were merger and severance expenses of $1.2 and $2.7 million, respectively. Excluding these items, we would have reported net income for the three and six months ended June 30, 2023 of $23.8 million ($0.46 per common share) and $36.0 million ($0.69 per common share), respectively. Included in the net losses for the three and six months ended June 30, 2022 were merger and severance expenses of $7.3 and $9.6 million, respectively; and loss on warrants of $14.2 million for both periods. Included in the net losses for the six months ended June 30, 2022 were long-lived asset impairment credit and gain on bargain purchase of $1.8 million. Excluding these items, we would have reported net losses for the three and six months ended June 30, 2022 of $4.1 million ($0.10 per common share) and $15.7 million ($0.38 per common share), respectively.

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “The second quarter continued the trend of new quarterly cyclical revenue and global average day rate high-water marks. Consolidated global average day rates improved approximately $1,400 per day sequentially, approaching a $5,500 per day increase since the end of 2021. The pace of our day rate improvement picked up from the prior quarter as commercial and tendering activity remained robust and an improvement in seasonal factors helped drive shorter term day rate realization. The momentum in day rates is being driven by a global supply shortage of large and small offshore vessels, and as a result each of our five segments realized meaningful day rate expansions during the second quarter. Expected long-term increases in offshore capital spending, the increasingly constructive tone of conversations with our customers in terms of vessel contract duration and future start dates for projects, coupled with the existing and expected future constraints in vessel supply, point to as compelling of a long-term market backdrop for our business as we have ever seen.

“We are excited about the addition of the high-quality, high-specification fleet of PSVs we acquired from Solstad Offshore and have already successfully integrated five of these vessels into the Tidewater vessel operational infrastructure. Driven largely by the completion of the Solstad Offshore vessel acquisition, revenue for the third quarter should be up at least $80.0 million. We updated our view of the combined fleets and of the market for the remainder of the year and we reiterate our 2023 annual guidance of approximately $1.03 billion of revenue and approximately $500.0 million of vessel operating margin.

“Revenue for the quarter totaled $215.0 million, an increase of $21.9 million, or 11.3% sequentially. Gross margin improved materially during the quarter, driven by day rate increases across the fleet. Vessel gross margin expanded over four percentage points to 43.8%, a rate of improvement we anticipate continuing for the remainder of the year. Utilization declined modestly to 79.4% from 80.6% in the prior quarter. Utilization was down modestly during the second quarter as we withheld capacity and repositioned the fleet to maximize long-term day rates on a global basis, which resulted in more days of frictional unemployment as we targeted higher margin geographies for our vessels. The opportunity cost of this strategy to maximize day rates was approximately $8.0 million in the second quarter. Drydock days were up approximately 17.0% sequentially, but drydock expense was down 31.8% to $21.4 million in the second quarter, bringing the total year-to-date drydock spend to $52.7 million. With the additional 37 PSVs we acquired from Solstad Offshore in early July, we now expect to incur approximately $87.0 million in drydock expense for the full year of 2023, up from the approximately $77.0 million we previously anticipated for the Tidewater fleet.

“Turning to our regional operating results, the North Sea experienced a significant improvement in revenue as seasonal factors abated, with day rates up approximately $3,400, or 23.0%, pushing up vessel cash margin by over nine percentage points to 45.8%. West Africa continued to see momentum during the quarter with day rates up approximately $1,400 per day, or 11.0%, and vessel cash margin expanding by over seven percentage points to 53.6%. Interestingly, day rates in the Middle East were up approximately $770 per day, or 8.0%; this movement is particularly notable as the Middle East is a market which typically does not see large day rate movements. Day rate expansion in the Americas and Asia Pacific were up approximately 2.0% and 3.0%, respectively, sequentially following a period of robust day rate expansion in the first quarter driven by a meaningful number of new contracts. Additionally, in the Americas region during the second quarter we reserved approximately $4.0 million related to a special purpose customer receivable balance that we determined to be uncollectible.

“The material improvement in day rates, revenue, and operating margin is possible due to the enormous efforts of our dedicated and high performing employees. We are excited to welcome our new employees from Solstad Offshore and remain committed to providing a safe and rewarding environment for our employees as we move forward together building the safest, most sustainable, most reliable, most profitable, high specification offshore energy support vessel fleet in the world.”

In addition to the number of outstanding shares, as of June 30, 2023, the company also has the following in-the-money warrants.

Common shares outstanding	50,895,235
New Creditor Warrants (strike price $0.001 per common share)	81,244
GulfMark Creditor Warrants (strike price $0.01 per common share)	100,179
Total	51,076,658

Tidewater will hold a conference call to discuss results for the three months ending June 30, 2023 on August 8, 2023, at 8:00 a.m. Central Time. Investors and interested parties may listen to the earnings conference call via telephone by calling +1.888.770.7135 if calling from the U.S. or Canada (+1.929.203.0820 if calling from outside the U.S.) and provide Conference ID: 2444624 prior to the scheduled start time. A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com.

A replay of the conference call will be available beginning at 11:00 a.m. Central Time on August 8, 2023 and will continue until 11:59 p.m. Central Time on September 8, 2023. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com.

About Tidewater

Tidewater owns and operates the largest fleet of offshore support vessels in the industry, with 65 years of experience supporting offshore energy exploration, production and offshore wind activities worldwide. To learn more, visit www.tdw.com.

Cautionary Statement

This news release contains “forward-looking statements” within the meaning of the U.S. federal securities laws – that is, any statements that are not historical facts. Such statements often contain words such as “expect,” “believe,” “think,” “anticipate,” “predict,” “plan,” “assume,” “estimate,” “forecast,” “target,” “projections,” “intend,” “should,” “will,” “shall” and other similar words. Forward-looking statements address matters that are, to varying degrees, uncertain and based on our management’s current expectations and beliefs concerning future developments and their potential impact on Tidewater Inc. and its subsidiaries (the “Company”).

These forward-looking statements involve risks and uncertainties that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; limited capital resources available to replenish our asset base as needed, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers based on industry expectations for offshore exploration, field development and production; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; the impact of regional or global public health crises or pandemics; the impact of potential information technology, cybersecurity or data security breaches; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; natural disasters or significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; increased global concern, regulation and scrutiny regarding climate change; increased stockholder activism; the potential liability for remedial actions or assessments under existing or future environmental regulations or litigation; the effects of asserted and unasserted claims and the extent of available insurance coverage; the resolution of pending legal proceedings; and other risks and uncertainties detailed in our most recent Forms 10-K, Form 10-Qs and Form 8-Ks filed with or furnished to the SEC.

If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, actual results or outcomes may vary materially from those reflected in our forward-looking statements. Forward-looking and other statements in this presentation regarding our environmental, social and other sustainability plans, goals or activities are not an indication that these statements are necessarily material to investors or required to be disclosed in our filings with the SEC. In addition, historical, current, and forward-looking environmental, social and sustainability-related statements may be based on standards still developing, internal controls and processes that we continue to evolve, and assumptions subject to change in the future. Statements in this release are made as of the date hereof, and the Company disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Financial information is displayed beginning on the next page.

The financial statements and supplementary information presented in this press release were not audited. This press release presents extracts from the Consolidated Balance Sheets at June 30, 2023 and December 31, 2022; the Consolidated Statements of Operations and Consolidated Statements of Equity for the three and six months ended June 30, 2023 and 2022; and the Consolidated Statements of Cash Flows for the six months ended June 30, 2023 and 2022. Extracts are drawn from the June 30, 2023 unaudited quarterly and year to date financial statements and the December 31, 2022 audited annual financial statements of Tidewater Inc. All per-share amounts are stated on a diluted basis.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In Thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Revenues:
Vessel revenues	$210,323	$162,175	$401,503	$266,051
Other operating revenues	4,638	1,272	6,562	3,125
Total revenues	214,961	163,447	408,065	269,176
Costs and expenses:
Vessel operating costs	118,264	100,257	233,723	168,768
Costs of other operating revenues	373	483	1,524	844
General and administrative	26,013	27,804	49,558	46,021
Depreciation and amortization	32,768	31,766	63,434	58,423
Long-lived asset impairment credit	—	—	—	(500)
(Gain) loss on asset dispositions, net	(1,404)	1,297	(3,620)	1,090
Total costs and expenses	176,014	161,607	344,619	274,646
Operating income (loss)	38,947	1,840	63,446	(5,470)
Other income (expense):
Foreign exchange loss	(3,819)	(1,881)	(1,471)	(935)
Equity in net earnings (losses) of unconsolidated companies	25	(244)	25	(244)
Interest income and other, net	2,790	349	2,920	3,835
Loss on warrants	—	(14,175)	—	(14,175)
Interest and other debt costs, net	(4,731)	(4,284)	(8,921)	(8,459)
Total other expense	(5,735)	(20,235)	(7,447)	(19,978)
Income (loss) before income taxes	33,212	(18,395)	55,999	(25,448)
Income tax expense	11,284	6,619	23,255	11,837
Net income (loss)	21,928	(25,014)	32,744	(37,285)
Less: Net income (loss) attributable to noncontrolling interests	(656)	567	(578)	464
Net income (loss) attributable to Tidewater Inc.	$22,584	$(25,581)	$33,322	$(37,749)
Basic income (loss) per common share	$0.44	$(0.61)	$0.66	$(0.91)
Diluted income (loss) per common share	$0.43	$(0.61)	$0.64	$(0.91)
Weighted average common shares outstanding	50,857	41,814	50,731	41,614
Dilutive effect of warrants, restricted stock units and stock options	1,148	—	1,260	—
Adjusted weighted average common shares	52,005	41,814	51,991	41,614

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands, except share and par value data)

	June 30, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$171,261	$164,192
Restricted cash	1,242	1,241
Trade and other receivables, less allowance for credit losses of $14,758 and $14,060 at June 30, 2023 and December 31, 2022, respectively	195,906	156,465
Marine operating supplies	22,495	30,830
Assets held for sale	630	4,195
Prepaid expenses and other current assets	18,958	20,985
Total current assets	410,492	377,908
Net properties and equipment	784,873	796,655
Deferred drydocking and survey costs	92,481	61,080
Indemnification assets	22,678	28,369
Other assets	33,640	33,644
Total assets	$1,344,164	$1,297,656

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$69,822	$38,946
Accrued costs and expenses	91,875	105,518
Current portion of long-term debt	2,441	—
Other current liabilities	42,305	50,323
Total current liabilities	206,443	194,787
Long-term debt	179,573	169,036
Other liabilities and deferred credits	65,621	67,843

Commitments and contingencies

Equity:
Common stock	51	51
Additional paid-in-capital	1,554,793	1,556,990
Accumulated deficit	(666,327)	(699,649)
Accumulated other comprehensive loss	4,566	8,576
Total stockholders' equity	893,083	865,968
Noncontrolling interests	(556)	22
Total equity	892,527	865,990
Total liabilities and equity	$1,344,164	$1,297,656

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(In Thousands)

	Three Months Ended		Six Months Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Net income (loss)	$21,928	$(25,014)	$32,744	$(37,285)
Other comprehensive income (loss):
Unrealized loss on note receivable	(184)	(846)	(316)	(846)
Change in liability of pension plans	(3,504)	138	(3,694)	(59)
Total comprehensive income (loss)	$18,240	$(25,722)	$28,734	$(38,190)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In Thousands)

	Six Months	Six Months
	Ended	Ended
	June 30, 2023	June 30, 2022
Operating activities:
Net income (loss)	$32,744	$(37,285)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	42,144	40,287
Amortization of deferred drydocking and survey costs	21,290	18,136
Amortization of debt premiums and discounts	842	765
Provision for deferred income taxes	34	145
(Gain) loss on asset dispositions, net	(3,620)	1,090
Gain on pension settlement	(1,807)	—
Gain on bargain purchase	—	(1,300)
Long-lived asset impairment credit	—	(500)
Loss on warrants	—	14,175
Stock-based compensation expense	4,751	3,421
Changes in assets and liabilities, net of effects of business acquisition:
Trade and other receivables	(37,919)	(35,085)
Changes in due to/from affiliate, net	—	(20)
Accounts payable	30,876	8,072
Accrued expenses	(13,544)	2,354
Deferred drydocking and survey costs	(52,691)	(31,063)
Other, net	(565)	(16,419)
Net cash provided by (used in) operating activities	22,535	(33,227)
Cash flows from investing activities:
Proceeds from sales of assets	8,659	8,163
Acquisitions, net of cash acquired	—	(29,525)
Additions to properties and equipment	(17,500)	(5,380)
Net cash used in investing activities	(8,841)	(26,742)
Cash flows from financing activities:
Acquisition of non-controlling interest in a majority owned subsidiary	(1,427)	—
Debt issuance and modification costs	—	(371)
Tax on share-based awards	(5,521)	(2,176)
Net cash used in financing activities	(6,948)	(2,547)
Net change in cash, cash equivalents and restricted cash	6,746	(62,516)
Cash, cash equivalents and restricted cash at beginning of period	167,977	154,276
Cash, cash equivalents and restricted cash at end of period	$174,723	$91,760

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$7,846	$7,626
Income taxes	$27,201	$9,330
Supplemental disclosure of noncash investing activities:
Acquisition of SPO	$—	$162,648
Purchase of three vessels	$12,171	$—
Supplemental disclosure of noncash financing activities:
Warrants issued for SPO acquisition	$—	$162,648
Debt incurred for the purchase of three vessels	$12,171	$—

Note:  Cash, cash equivalents and restricted cash at June 30, 2023 includes $2.2 million in long-term restricted cash, which is included in other assets in our consolidated balance sheet.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In Thousands)

	Three Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income (loss)	interest	Total
Balance at March 31, 2023	$51	$1,553,919	$(688,911)	$8,254	$100	$873,413
Total comprehensive income (loss)	—	—	22,584	(3,688)	(656)	18,240
Amortization of share-based awards	—	874	—	—	—	874
Balance at June 30, 2023	$51	$1,554,793	$(666,327)	$4,566	$(556)	$892,527

Balance at March 31, 2022	$42	$1,376,934	$(690,068)	$2,471	$363	$689,742
Total comprehensive loss	—	—	(25,581)	(708)	567	(25,722)
SPO acquisition warrants	—	176,823	—	—	—	176,823
Amortization of share-based awards	—	804	—	—	—	804
Balance at June 30, 2022	$42	$1,554,561	$(715,649)	$1,763	$930	$841,647

	Six Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income (loss)	interest	Total
Balance at December 31, 2022	$51	$1,556,990	$(699,649)	$8,576	$22	$865,990
Total comprehensive income (loss)	—	—	33,322	(4,010)	(578)	28,734
Acquisition of non-controlling interest in a majority owned subsidiary	—	(1,427)	—	—	—	(1,427)
Amortization of share-based awards	—	(770)	—	—	—	(770)
Balance at June 30, 2023	$51	$1,554,793	$(666,327)	$4,566	$(556)	$892,527

Balance at December 31, 2021	$41	$1,376,494	$(677,900)	$2,668	$466	$701,769
Total comprehensive loss	—	—	(37,749)	(905)	464	(38,190)
Issuance of common stock	1	(1)	—	—	—	—
SPO acquisition warrants	—	176,823	—	—	—	176,823
Amortization of share-based awards	—	1,245	—	—	—	1,245
Balance at June 30, 2022	$42	$1,554,561	$(715,649)	$1,763	$930	$841,647

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

(In Thousands)	Three Months Ended				Six Months Ended
	June 30, 2023		June 30, 2022		June 30, 2023		June 30, 2022
Vessel revenues:
Americas	$50,376	24%	$37,520	23%	$98,063	24%	$65,964	25%
Asia Pacific	22,585	11%	16,362	10%	44,609	11%	21,259	8%
Middle East	31,856	15%	28,396	18%	62,618	16%	48,614	18%
Europe/Mediterranean	39,295	19%	32,475	20%	70,545	18%	56,394	21%
West Africa	66,211	31%	47,422	29%	125,668	31%	73,820	28%
Total vessel revenues	$210,323	100%	$162,175	100%	$401,503	100%	$266,051	100%
Vessel operating costs:
Crew costs	$68,007	32%	$60,639	37%	$134,650	34%	$101,476	38%
Repair and maintenance	16,834	8%	13,477	8%	33,486	8%	22,938	9%
Insurance	2,168	1%	1,366	1%	4,173	1%	2,750	1%
Fuel, lube and supplies	13,958	7%	11,521	7%	27,513	7%	18,597	7%
Other	17,297	8%	13,254	8%	33,901	8%	23,007	9%
Total vessel operating costs	118,264	56%	100,257	62%	233,723	58%	168,768	63%
Vessel operating margin (A)	$92,059	44%	$61,918	38%	$167,780	42%	$97,283	37%

Note (A): Vessel operating margin equals vessel revenues less vessel operating costs.

The company’s operating loss and other components of loss before income taxes and its related percentage of total revenues, were as follows:

(In Thousands)	Three Months Ended				Six Months Ended
	June 30, 2023		June 30, 2022		June 30, 2023		June 30, 2022
Vessel operating profit (loss):
Americas	$6,245	3%	$5,930	4%	$14,207	3%	$5,848	2%
Asia Pacific	7,026	3%	(899)	(1)%	12,594	3%	1,274	0%
Middle East	(1,657)	(1)%	(307)	(0)%	(2,001)	(0)%	(2,190)	(1)%
Europe/Mediterranean	8,307	4%	4,262	3%	10,343	3%	1,833	1%
West Africa	25,474	12%	9,270	6%	42,695	10%	12,485	5%
Other operating profit	4,265	2%	790	0%	5,038	1%	2,282	1%
	49,660	23%	19,046	12%	82,876	20%	21,532	8%

Corporate expenses (A)	(12,117)	(6)%	(15,909)	(10)%	(23,050)	(5)%	(26,412)	(10)%
Gain on asset dispositions, net	1,404	1%	(1,297)	(1)%	3,620	1%	(1,090)	(0)%
Long-lived asset impairment credit	—	0%	—	0%	—	0%	500	0%
Operating income (loss)	$38,947	18%	$1,840	1%	$63,446	16%	$(5,470)	(2)%

Note (A):  General and administrative expenses for the three months and six months ended June 30, 2023 include stock-based compensation of $2.7 million and $4.8 million, respectively. General and administrative expenses for the three and six months ended June 30, 2022 include stock-based compensation of $1.9 million and $3.4 million, respectively. In addition, vessel operating and general and administrative costs for the three months and six months ended June 30, 2023, include $1.3 million and $2.7 million in one-time acquisition, restructuring and integration related costs, respectively. Vessel operating and general and administrative costs for the three and six months ended June 30, 2022, include $7.3 million and $9.6 million in one-time acquisition, restructuring and integration related costs, respectively.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) – QUARTERLY DATA

(In Thousands, except per share data)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022
Revenues:
Vessel revenues	$210,323	$191,180	$185,106	$190,247	$162,175
Other operating revenues	4,638	1,924	1,640	1,515	1,272
Total revenues	214,961	193,104	186,746	191,762	163,447
Costs and expenses:
Vessel operating costs (A)	118,264	115,459	115,496	113,037	100,257
Costs of other operating revenue	373	1,151	694	592	483
General and administrative (A)	26,013	23,545	28,633	27,267	27,804
Depreciation and amortization	32,768	30,666	29,881	30,856	31,766
Long-lived asset impairment and other	—	—	—	1,214	—
(Gain) loss on asset dispositions, net	(1,404)	(2,216)	(1,076)	(264)	1,297
Total operating costs and expenses	176,014	168,605	173,628	172,702	161,607
Operating income	38,947	24,499	13,118	19,060	1,840
Other income (expense):
Foreign exchange gain (loss)	(3,819)	2,348	2,105	(3,997)	(1,881)
Equity in net earnings (losses) of unconsolidated companies	25	—	14	9	(244)
Interest income and other, net	2,790	130	981	581	349
Loss on warrants	—	—	—	—	(14,175)
Interest and other debt costs, net	(4,731)	(4,190)	(4,339)	(4,391)	(4,284)
Total other expense	(5,735)	(1,712)	(1,239)	(7,798)	(20,235)
Income (loss) before income taxes	33,212	22,787	11,879	11,262	(18,395)
Income tax expense	11,284	11,971	1,697	6,352	6,619
Net income (loss)	21,928	10,816	10,182	4,910	(25,014)
Net income (loss) attributable to noncontrolling interests	(656)	78	(438)	(470)	567
Net income (loss) attributable to Tidewater Inc.	$22,584	$10,738	$10,620	$5,380	$(25,581)
Basic income (loss) per common share	$0.44	$0.21	$0.22	$0.12	$(0.61)
Diluted income (loss) per common share	$0.43	$0.21	$0.20	$0.10	$(0.61)
Weighted average common shares outstanding	50,857	50,604	48,766	44,451	41,814
Dilutive effect of warrants, restricted stock units and stock options	1,148	1,368	3,069	7,069	—
Adjusted weighted average common shares	52,005	51,972	51,835	51,520	41,814

Vessel operating margin	$92,059	$75,721	$69,610	$77,210	$61,918

Note (A): One-time acquisition, restructuring and integration related costs	$1,242	$1,426	$5,150	$4,332	$7,314

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022
ASSETS
Current assets:
Cash and cash equivalents	$171,261	$165,145	$164,192	$115,014	$87,981
Restricted cash	1,242	4,972	1,241	4,965	1,240
Trade and other receivables, net	195,906	182,198	156,465	181,646	189,259
Marine operating supplies	22,495	24,448	30,830	20,764	21,182
Assets held for sale	630	695	4,195	6,815	6,862
Prepaid expenses and other current assets	18,958	18,978	20,985	17,509	23,259
Total current assets	410,492	396,436	377,908	346,713	329,783
Net properties and equipment	784,873	786,168	796,655	815,990	838,612
Deferred drydocking and survey costs	92,481	82,787	61,080	57,877	53,661
Indemnification assets	22,678	27,698	28,369	30,117	30,269
Other assets	33,640	34,058	33,644	32,364	30,410
Total assets	$1,344,164	$1,327,147	$1,297,656	$1,283,061	$1,282,735

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$69,822	$64,775	$38,946	$31,829	$30,537
Accrued costs and expenses	91,875	107,348	105,518	105,945	109,212
Current portion of long-term debt	2,441	—	—	—	—
Other current liabilities	42,305	43,220	50,323	46,629	47,872
Total current liabilities	206,443	215,343	194,787	184,403	187,621
Long-term debt	179,573	169,423	169,036	168,649	168,279
Other liabilities and deferred credits	65,621	68,968	67,843	82,910	85,188

Equity:
Common stock	51	51	51	46	42
Additional paid-in-capital	1,554,793	1,553,919	1,556,990	1,555,388	1,554,561
Accumulated deficit	(666,327)	(688,911)	(699,649)	(710,269)	(715,649)
Accumulated other comprehensive income	4,566	8,254	8,576	1,474	1,763
Total stockholders' equity	893,083	873,313	865,968	846,639	840,717
Noncontrolling interests	(556)	100	22	460	930
Total equity	892,527	873,413	865,990	847,099	841,647
Total liabilities and equity	$1,344,164	$1,327,147	$1,297,656	$1,283,061	$1,282,735

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS – QUARTERLY DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022
Operating activities:
Net income (loss)	$21,928	$10,816	$10,182	$4,910	$(25,014)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	21,096	21,048	20,983	22,252	22,614
Amortization of deferred drydocking and survey costs	11,672	9,618	8,898	8,604	9,152
Amortization of debt premiums and discounts	422	420	522	392	390
(Provision) benefit for deferred income taxes	(1)	35	(98)	(11)	(32)
(Gain) loss on asset dispositions, net	(1,404)	(2,216)	(1,076)	(264)	1,297
Gain on pension settlement	(1,807)	—	—	—	—
Long-lived asset impairment and other	—	—	—	1,214	—
Loss on warrants	—	—	—	—	14,175
Stock-based compensation expense	2,648	2,103	2,028	1,923	1,963
Changes in assets and liabilities, net of effects of business acquisition:
Trade and other receivables	(12,186)	(25,733)	26,172	4,784	(19,515)
Accounts payable	5,047	25,829	7,117	1,292	5,247
Accrued expenses	(15,374)	1,830	(427)	(3,267)	(853)
Deferred drydocking and survey costs	(21,366)	(31,325)	(12,117)	(12,820)	(18,451)
Other, net	(934)	369	(16,844)	(896)	(12,576)
Net cash provided by (used in) operating activities	9,741	12,794	45,340	28,113	(21,603)
Cash flows from investing activities:
Proceeds from sales of assets	2,943	5,716	5,093	312	3,535
Acquisitions, net of cash acquired	—	—	—	8,785	(28,486)
Additions to properties and equipment	(8,849)	(8,651)	(4,929)	(6,328)	(4,151)
Net cash provided by (used in) investing activities	(5,906)	(2,935)	164	2,769	(29,102)
Cash flows from financing activities:
Proceeds from stock offering	—	—	117,202	70,630	—
Repurchase of SPO acquisition warrants	—	—	(117,202)	(70,630)	—
Acquisition of non-controlling interest in a majority owned subsidiary	—	(1,427)	—	—	—
Debt issuance and modification costs	—	—	—	(22)	(108)
Tax on share-based awards	(1,774)	(3,747)	(47)	(100)	(1,159)
Net cash used in financing activities	(1,774)	(5,174)	(47)	(122)	(1,267)
Net change in cash, cash equivalents and restricted cash	2,061	4,685	45,457	30,760	(51,972)
Cash, cash equivalents and restricted cash at beginning of period	172,662	167,977	122,520	91,760	143,732
Cash, cash equivalents and restricted cash at end of period	$174,723	$172,662	$167,977	$122,520	$91,760

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$7,748	$98	$7,575	$353	$7,626
Income taxes	$10,144	$17,057	$6,132	$6,813	$6,130
Supplemental disclosure of noncash investing activities:
Acquisition of SPO	$—	$—	$—	$—	$162,648
Purchase of three vessels	$12,171	$—	$—	$—	$—
Supplemental disclosure of noncash financing activities:
Warrants issued for SPO acquisition	$—	$—	$—	$—	$162,648
Repurchase of SPO acquisition warrants	$—	$—	$373	$992	$—
Debt incurred for purchase of three vessels	$12,171	$—	$—	$—	$—

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
PSV > 900	$20,316	$20,556	$17,814	$15,676	$15,204
PSV < 900	19,134	17,390	16,486	16,460	15,470
AHTS > 16K	3,425	3,395	2,873	3,429	2,390
AHTS 8 - 16K	2,807	2,807	1,899	1,601	1,130
AHTS 4 - 8K	1,480	1,521	1,553	1,185	1,438
Other	3,214	2,018	1,160	771	1,888
Total	50,376	47,687	41,785	39,122	37,520
Asia Pacific fleet:
PSV > 900	9,648	9,101	6,692	10,896	7,258
PSV < 900	5,811	5,133	3,120	3,891	3,006
AHTS > 16K	2,065	1,342	3,260	3,128	1,504
AHTS 8 - 16K	5,001	5,397	4,364	4,333	2,940
AHTS 4 - 8K	8	998	1,584	1,605	1,433
Other	52	53	50	49	221
Total	22,585	22,024	19,070	23,902	16,362
Middle East fleet:
PSV > 900	1,211	1,192	1,218	2,771	2,814
PSV < 900	16,812	14,965	15,517	16,063	13,798
AHTS > 16K	1,217	2,316	2,351	2,350	1,750
AHTS 8 - 16K	4,276	4,593	4,146	3,397	3,808
AHTS 4 - 8K	8,340	7,696	7,343	6,605	6,226
Total	31,856	30,762	30,575	31,186	28,396
Europe/Mediterranean fleet:
PSV > 900	29,592	23,368	24,783	27,167	23,684
PSV < 900	7,205	5,153	7,874	7,092	6,868
AHTS > 16K	2,228	2,511	643	5,251	1,776
Other	270	218	182	192	147
Total	39,295	31,250	33,482	39,702	32,475
West Africa fleet:
PSV > 900	11,550	9,900	10,534	8,041	6,487
PSV < 900	25,419	24,835	20,494	18,249	13,801
AHTS > 16K	9,129	6,237	5,385	6,152	4,315
AHTS 8 - 16K	9,870	9,827	11,810	11,236	10,724
AHTS 4 - 8K	3,496	2,360	5,780	6,445	4,576
Other	6,747	6,298	6,191	6,212	7,519
Total	66,211	59,457	60,194	56,335	47,422
Worldwide fleet:
PSV > 900	72,317	64,117	61,041	64,551	55,447
PSV < 900	74,381	67,476	63,491	61,755	52,943
AHTS > 16K	18,064	15,801	14,512	20,310	11,735
AHTS 8 - 16K	21,954	22,624	22,219	20,567	18,602
AHTS 4 - 8K	13,324	12,575	16,260	15,840	13,673
Other	10,283	8,587	7,583	7,224	9,775
Total	$210,323	$191,180	$185,106	$190,247	$162,175

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022
AVERAGE NUMBER OF VESSELS:

Americas fleet:
PSV > 900	10	10	10	11	10
PSV < 900	15	15	16	17	17
AHTS > 16K	2	2	2	2	2
AHTS 8 - 16K	2	2	2	1	1
AHTS 4 - 8K	2	2	2	2	3
Other	2	1	1	1	1
Total	33	32	33	34	34
Stacked vessels	(1)	(1)	(2)	(3)	(5)
Active vessels	32	31	31	31	29
Asia Pacific fleet:
PSV > 900	6	5	5	5	6
PSV < 900	2	2	2	2	2
AHTS > 16K	2	1	2	2	1
AHTS 8 - 16K	3	3	3	3	2
AHTS 4 - 8K	1	2	3	4	3
Other	—	1	1	1	5
Total	14	14	16	17	19
Stacked vessels	—	(1)	(2)	(2)	(1)
Active vessels	14	13	14	15	18
Middle East fleet:
PSV > 900	1	1	2	2	2
PSV < 900	20	21	20	20	19
AHTS > 16K	1	2	2	2	1
AHTS 8 - 16K	5	5	5	5	6
AHTS 4 - 8K	17	14	14	13	13
Total	44	43	43	42	41
Stacked vessels	—	—	—	—	—
Active vessels	44	43	43	42	41
Europe/Mediterranean fleet:
PSV > 900	19	20	20	19	19
PSV < 900	6	6	6	6	7
AHTS > 16K	1	1	1	1	1
Total	26	27	27	26	27
Stacked vessels	—	—	—	—	(2)
Active vessels	26	27	27	26	25
West Africa fleet:
PSV > 900	7	7	6	6	4
PSV < 900	18	18	18	18	15
AHTS > 16K	5	5	4	4	3
AHTS 8 - 16K	11	11	11	12	10
AHTS 4 - 8K	6	8	8	8	6
Other	23	25	28	28	29
Total	70	74	75	76	67
Stacked vessels	(5)	(8)	(10)	(9)	(8)
Active vessels	65	66	65	67	59
Worldwide fleet:
PSV > 900	43	43	43	43	41
PSV < 900	61	62	62	63	60
AHTS > 16K	11	11	11	11	8
AHTS 8 - 16K	21	21	21	21	19
AHTS 4 - 8K	26	26	27	27	25
Other	25	27	30	30	35
Total	187	190	194	195	188
Stacked vessels	(6)	(10)	(14)	(14)	(16)
Active vessels	181	180	180	181	172

Total active	181	180	180	181	172
Total stacked	6	10	14	14	16
Total joint venture	—	—	1	1	1
Total	187	190	195	196	189

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
PSV > 900	910	907	922	1,012	943
PSV < 900	1,365	1,359	1,499	1,564	1,547
AHTS > 16K	182	180	184	184	152
AHTS 8 - 16K	182	180	184	122	91
AHTS 4 - 8K	182	180	184	184	246
Other	182	121	92	92	121
Total	3,003	2,927	3,065	3,158	3,100
Asia Pacific fleet:
PSV > 900	559	481	460	460	507
PSV < 900	182	180	184	184	183
AHTS > 16K	182	90	184	184	122
AHTS 8 - 16K	273	270	276	276	183
AHTS 4 - 8K	91	180	292	368	304
Other	—	48	92	92	453
Total	1,287	1,249	1,488	1,564	1,752
Middle East fleet:
PSV > 900	91	90	92	123	152
PSV < 900	1,820	1,842	1,840	1,840	1,700
AHTS > 16K	91	180	184	184	122
AHTS 8 - 16K	455	450	460	465	546
AHTS 4 - 8K	1,556	1,291	1,288	1,217	1,183
Total	4,013	3,853	3,864	3,829	3,703
Europe/Mediterranean fleet:
PSV > 900	1,729	1,762	1,838	1,748	1,729
PSV < 900	546	540	552	552	696
AHTS > 16K	139	90	92	92	61
Total	2,414	2,392	2,482	2,392	2,486
West Africa fleet:
PSV > 900	637	630	644	613	406
PSV < 900	1,638	1,620	1,656	1,656	1,367
AHTS > 16K	407	450	368	368	244
AHTS 8 - 16K	1,001	990	1,012	1,074	882
AHTS 4 - 8K	546	720	736	736	548
Other	2,099	2,256	2,545	2,582	2,639
Total	6,328	6,666	6,961	7,029	6,086
Worldwide fleet:
PSV > 900	3,926	3,870	3,956	3,956	3,737
PSV < 900	5,551	5,541	5,731	5,796	5,493
AHTS > 16K	1,001	990	1,012	1,012	701
AHTS 8 - 16K	1,911	1,890	1,932	1,937	1,702
AHTS 4 - 8K	2,375	2,371	2,500	2,505	2,281
Other	2,281	2,425	2,729	2,766	3,213
Total	17,045	17,087	17,860	17,972	17,127

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
PSV > 900	—	—	—	—	155
PSV < 900	91	99	211	276	273
AHTS 4 - 8K	—	—	—	—	64
Total	91	99	211	276	492
Asia Pacific fleet:
AHTS 4 - 8K	—	—	54	61	—
Other	—	48	92	92	61
Total	—	48	146	153	61
Europe/Mediterranean fleet:
PSV < 900	—	—	—	—	150
Total	—	—	—	—	150
West Africa fleet:
PSV < 900	—	—	—	—	18
AHTS 4 - 8K	182	180	158	92	56
Other	265	540	797	747	678
Total	447	720	955	839	752
Worldwide fleet:
PSV > 900	—	—	—	—	155
PSV < 900	91	99	211	276	441
AHTS 4 - 8K	182	180	212	153	120
Other	265	588	889	839	739
Total	538	867	1,312	1,268	1,455

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
PSV > 900	910	907	922	1,012	788
PSV < 900	1,274	1,260	1,288	1,288	1,274
AHTS > 16K	182	180	184	184	152
AHTS 8 - 16K	182	180	184	122	91
AHTS 4 - 8K	182	180	184	184	182
Other	182	121	92	92	121
Total	2,912	2,828	2,854	2,882	2,608
Asia Pacific fleet:
PSV > 900	559	481	460	460	507
PSV < 900	182	180	184	184	183
AHTS > 16K	182	90	184	184	122
AHTS 8 - 16K	273	270	276	276	183
AHTS 4 - 8K	91	180	238	307	304
Other	—	—	—	—	392
Total	1,287	1,201	1,342	1,411	1,691
Middle East fleet:
PSV > 900	91	90	92	123	152
PSV < 900	1,820	1,842	1,840	1,840	1,700
AHTS > 16K	91	180	184	184	122
AHTS 8 - 16K	455	450	460	465	546
AHTS 4 - 8K	1,556	1,291	1,288	1,217	1,183
Total	4,013	3,853	3,864	3,829	3,703
Europe/Mediterranean fleet:
PSV > 900	1,729	1,762	1,838	1,748	1,729
PSV < 900	546	540	552	552	546
AHTS > 16K	139	90	92	92	61
Total	2,414	2,392	2,482	2,392	2,336
West Africa fleet:
PSV > 900	637	630	644	613	406
PSV < 900	1,638	1,620	1,656	1,656	1,349
AHTS > 16K	407	450	368	368	244
AHTS 8 - 16K	1,001	990	1,012	1,074	882
AHTS 4 - 8K	364	540	578	644	492
Other	1,834	1,716	1,748	1,835	1,961
Total	5,881	5,946	6,006	6,190	5,334
Worldwide fleet:
PSV > 900	3,926	3,870	3,956	3,956	3,582
PSV < 900	5,460	5,442	5,520	5,520	5,052
AHTS > 16K	1,001	990	1,012	1,012	701
AHTS 8 - 16K	1,911	1,890	1,932	1,937	1,702
AHTS 4 - 8K	2,193	2,191	2,288	2,352	2,161
Other	2,016	1,837	1,840	1,927	2,474
Total	16,507	16,220	16,548	16,704	15,672

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022
UTILIZATION - TOTAL FLEET:

Americas fleet:
PSV > 900	78.5%	84.2%	82.6%	74.6%	74.4%
PSV < 900	83.9	79.8	68.1	69.3	67.7
AHTS > 16K	50.0	50.0	48.2	92.4	90.2
AHTS 8 - 16K	100.0	100.0	76.8	89.5	100.0
AHTS 4 - 8K	93.7	96.4	99.2	74.4	67.2
Other	100.0	97.5	100.0	66.5	100.0
Total	82.8%	82.3%	74.6%	73.3%	73.0%
Asia Pacific fleet:
PSV > 900	71.1%	70.8%	62.6%	94.5%	65.5%
PSV < 900	100.0	90.6	78.4	100.0	66.7
AHTS > 16K	60.7	78.1	90.8	89.9	50.0
AHTS 8 - 16K	85.0	79.8	85.4	97.2	91.2
AHTS 4 - 8K	10.4	80.3	79.5	64.5	56.9
Other	—	—	—	—	74.0
Total	72.4%	74.8%	71.7%	82.5%	67.9%
Middle East fleet:
PSV > 900	100.0%	100.0%	100.0%	93.6%	100.0%
PSV < 900	81.6	74.4	78.3	84.1	76.5
AHTS > 16K	100.0	100.0	100.0	94.7	100.0
AHTS 8 - 16K	87.0	96.0	84.8	68.5	70.9
AHTS 4 - 8K	63.4	85.7	86.3	84.9	87.1
Total	76.0%	82.5%	83.3%	83.3%	80.8%
Europe/Mediterranean fleet:
PSV > 900	91.2%	82.7%	87.1%	95.8%	88.4%
PSV < 900	79.0	85.4	93.8	96.4	71.5
AHTS > 16K	43.4	84.1	65.5	76.9	53.4
Total	85.7%	83.4%	87.8%	95.2%	82.8%
West Africa fleet:
PSV > 900	83.1%	83.0%	85.7%	70.9%	96.3%
PSV < 900	91.1	95.3	89.9	86.6	80.6
AHTS > 16K	92.9	73.5	89.4	100.0	98.1
AHTS 8 - 16K	79.6	79.8	91.1	85.7	95.4
AHTS 4 - 8K	62.9	32.4	62.1	82.6	82.6
Other	49.4	50.3	45.4	44.4	52.9
Total	72.3%	68.4%	70.5%	69.9%	72.7%
Worldwide fleet:
PSV > 900	84.3%	82.0%	83.3%	86.3%	83.1%
PSV < 900	85.3	83.4	80.5	82.5	74.1
AHTS > 16K	73.0	75.4	81.9	93.7	84.4
AHTS 8 - 16K	84.1	85.6	87.4	83.4	87.4
AHTS 4 - 8K	63.5	69.9	79.4	80.5	79.8
Other	53.4	51.7	45.7	43.7	57.7
Total	76.9%	76.5%	76.5%	77.8%	75.5%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022
UTILIZATION - ACTIVE FLEET:

Americas fleet:
PSV > 900	78.5%	84.2%	82.6%	74.6%	89.1%
PSV < 900	89.9	86.1	79.3	84.1	82.3
AHTS > 16K	50.0	50.0	48.2	92.4	90.2
AHTS 8 - 16K	100.0	100.0	76.8	89.5	100.0
AHTS 4 - 8K	93.7	96.4	99.2	74.4	90.8
Other	100.0	97.5	100.0	66.5	100.0
Total	85.4%	85.2%	80.1%	80.3%	86.8%
Asia Pacific fleet:
PSV > 900	71.1%	70.8%	62.6%	94.5%	65.5%
PSV < 900	100.0	90.6	78.4	100.0	66.7
AHTS > 16K	60.7	78.1	90.8	89.9	50.0
AHTS 8 - 16K	85.0	79.8	85.4	97.2	91.2
AHTS 4 - 8K	10.4	80.3	97.4	77.4	56.9
Other	—	—	—	—	85.5
Total	72.4%	77.8%	79.5%	91.4%	70.4%
Middle East fleet:
PSV > 900	100.0%	100.0%	100.0%	93.6%	100.0%
PSV < 900	81.6	74.4	78.3	84.1	76.5
AHTS > 16K	100.0	100.0	100.0	94.7	100.0
AHTS 8 - 16K	87.0	96.0	84.8	68.5	70.9
AHTS 4 - 8K	63.4	85.7	86.3	84.9	87.1
Total	76.0%	82.5%	83.3%	83.3%	80.8%
Europe/Mediterranean fleet:
PSV > 900	91.2%	82.7%	87.1%	95.8%	88.4%
PSV < 900	79.0	85.4	93.8	96.4	91.1
AHTS > 16K	43.4	84.1	65.5	76.9	53.4
Total	85.7%	83.4%	87.8%	95.2%	88.1%
West Africa fleet:
PSV > 900	83.1%	83.0%	85.7%	70.9%	96.3%
PSV < 900	91.1	95.3	89.9	86.6	81.7
AHTS > 16K	92.9	73.5	89.4	100.0	98.1
AHTS 8 - 16K	79.6	79.8	91.1	85.7	95.4
AHTS 4 - 8K	94.3	43.2	79.1	94.5	92.0
Other	56.5	66.2	66.1	62.5	71.2
Total	77.8%	76.6%	81.7%	79.4%	82.9%
Worldwide fleet:
PSV > 900	84.3%	82.0%	83.3%	86.3%	86.7%
PSV < 900	86.7	84.9	83.6	86.6	80.6
AHTS > 16K	73.0	75.4	81.9	93.7	84.4
AHTS 8 - 16K	84.1	85.6	87.4	83.4	87.4
AHTS 4 - 8K	68.8	75.7	86.7	85.7	84.3
Other	60.4	68.2	67.8	62.7	74.9
Total	79.4%	80.6%	82.5%	83.7%	82.5%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
PSV > 900	$28,446	$26,930	$23,401	$20,775	$21,658
PSV < 900	16,702	16,037	16,146	15,197	14,762
AHTS > 16K	37,640	37,720	32,368	20,175	17,430
AHTS 8 - 16K	15,421	15,593	13,431	14,668	12,424
AHTS 4 - 8K	8,678	8,764	8,511	8,654	8,701
Other	17,658	17,110	12,611	12,616	15,601
Total	20,269	19,794	18,271	16,901	16,569
Asia Pacific fleet:
PSV > 900	24,276	26,723	23,237	25,072	21,850
PSV < 900	31,927	31,488	21,627	21,148	24,640
AHTS > 16K	18,690	19,095	19,519	18,902	24,664
AHTS 8 - 16K	21,561	25,049	18,509	16,144	17,609
AHTS 4 - 8K	946	6,903	6,822	6,759	8,281
Other	—	—	—	—	660
Total	24,250	23,582	17,868	18,530	13,748
Middle East fleet:
PSV > 900	13,304	13,251	13,234	24,061	18,513
PSV < 900	11,320	10,926	10,768	10,378	10,607
AHTS > 16K	13,378	12,868	12,777	13,487	14,348
AHTS 8 - 16K	10,804	10,632	10,627	10,666	9,832
AHTS 4 - 8K	8,460	6,953	6,604	6,396	6,044
Total	10,449	9,679	9,498	9,781	9,490
Europe/Mediterranean fleet:
PSV > 900	18,757	16,031	15,476	16,229	15,496
PSV < 900	16,709	11,177	15,212	13,323	13,806
AHTS > 16K	36,913	33,164	10,682	74,231	54,472
Total	18,990	15,669	15,364	17,436	15,776
West Africa fleet:
PSV > 900	21,815	18,931	19,096	18,502	16,592
PSV < 900	17,040	16,080	13,758	12,721	12,528
AHTS > 16K	24,154	18,863	16,367	16,719	18,036
AHTS 8 - 16K	12,382	12,433	12,809	12,212	12,743
AHTS 4 - 8K	10,178	10,113	12,637	10,595	10,105
Other	6,511	5,548	5,359	5,415	5,381
Total	14,469	13,047	12,272	11,467	10,721
Worldwide fleet:
PSV > 900	21,850	20,198	18,529	18,914	17,854
PSV < 900	15,706	14,597	13,762	12,915	13,008
AHTS > 16K	24,719	21,163	17,505	21,415	19,824
AHTS 8 - 16K	13,662	13,984	13,153	12,726	12,511
AHTS 4 - 8K	8,828	7,583	8,196	7,859	7,507
Other	8,441	6,852	6,080	5,979	5,275
Total	$16,042	$14,624	$13,554	$13,606	$12,544

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022

Americas
Vessel revenues	$50,376	$47,687	$41,785	$39,122	$37,520

Vessel operating costs:
Crew costs	18,033	17,402	16,486	16,080	12,949
Repair and maintenance	3,973	3,888	3,619	3,594	2,866
Insurance	479	410	410	414	248
Fuel, lube and supplies	2,549	2,999	2,387	2,557	2,326
Other	4,564	3,572	5,102	3,090	3,054
Total vessel operating costs	29,598	28,271	28,004	25,735	21,443

Vessel operating margin ($)	20,778	19,416	13,781	13,387	16,077
Vessel operating margin (%)	41.2%	40.7%	33.0%	34.2%	42.8%

Americas - Select operating statistics
Average vessels - Total fleet	33	32	33	34	34
Utilization - Total fleet	82.8%	82.3%	74.6%	73.3%	73.0%

Average vessels - Active fleet	32	31	31	31	29
Utilization - Active fleet	85.4%	85.2%	80.1%	80.3%	86.8%

Average day rates	$20,269	$19,794	$18,271	$16,901	$16,569

Vessels commencing drydocks	4	2	2	4	3

Deferred drydocking and survey costs - beginning balance	$27,832	$21,720	$21,772	$19,208	$18,422
Cash paid for deferred drydocking and survey costs	5,867	8,218	4,389	5,678	3,857
Amortization of deferred drydocking and survey costs	(2,626)	(3,417)	(3,025)	(2,932)	(3,071)
Disposals, intersegment transfers and other	(1,304)	1,311	(1,416)	(182)	—
Deferred drydocking and survey costs - ending balance	$29,769	$27,832	$21,720	$21,772	$19,208

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022

Asia Pacific
Vessel revenues	$22,585	$22,024	$19,070	$23,902	$16,362

Vessel operating costs:
Crew costs	7,062	7,311	9,876	10,631	8,138
Repair and maintenance	1,517	1,749	901	947	945
Insurance	219	123	183	189	90
Fuel, lube and supplies	1,521	1,630	1,299	1,145	1,590
Other	1,648	1,678	1,574	1,909	1,176
Total vessel operating costs	11,967	12,491	13,833	14,821	11,939

Vessel operating margin ($)	10,618	9,533	5,237	9,081	4,423
Vessel operating margin (%)	47.0%	43.3%	27.5%	38.0%	27.0%

Asia Pacific - Select operating statistics
Average vessels - Total fleet	14	14	16	17	19
Utilization - Total fleet	72.4%	74.8%	71.7%	82.5%	67.9%

Average vessels - Active fleet	14	13	14	15	18
Utilization - Active fleet	72.4%	77.8%	79.5%	91.4%	70.4%

Average day rates	$24,250	$23,582	$17,868	$18,530	$13,748

Vessels commencing drydocks	—	1	2	—	2

Deferred drydocking and survey costs - beginning balance	$2,525	$553	$979	$852	$542
Cash paid for deferred drydocking and survey costs	(4)	2,368	156	702	1,262
Amortization of deferred drydocking and survey costs	(393)	(282)	(117)	(139)	(163)
Disposals, intersegment transfers and other	—	(114)	(465)	(436)	(789)
Deferred drydocking and survey costs - ending balance	$2,128	$2,525	$553	$979	$852

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022

Middle East
Vessel revenues	$31,856	$30,762	$30,575	$31,186	$28,396

Vessel operating costs:
Crew costs	13,170	12,616	12,472	12,814	11,193
Repair and maintenance	3,779	3,475	3,216	3,441	3,429
Insurance	465	433	384	406	325
Fuel, lube and supplies	3,470	2,870	2,991	3,281	2,700
Other	3,756	3,669	2,505	1,804	2,249
Total vessel operating costs	24,640	23,063	21,568	21,746	19,896

Vessel operating margin ($)	7,216	7,699	9,007	9,440	8,500
Vessel operating margin (%)	22.7%	25.0%	29.5%	30.3%	29.9%

Middle East - Select operating statistics
Average vessels - Total fleet	44	43	43	42	41
Utilization - Total fleet	76.0%	82.5%	83.3%	83.3%	80.8%

Average vessels - Active fleet	44	43	43	42	41
Utilization - Active fleet	76.0%	82.5%	83.3%	83.3%	80.8%

Average day rates	$10,449	$9,679	$9,498	$9,781	$9,490

Vessels commencing drydocks	7	5	5	5	7

Deferred drydocking and survey costs - beginning balance	$20,677	$15,062	$14,993	$14,980	$10,665
Cash paid for deferred drydocking and survey costs	4,262	7,787	1,930	2,345	6,362
Amortization of deferred drydocking and survey costs	(3,778)	(1,913)	(2,323)	(2,346)	(2,308)
Disposals, intersegment transfers and other	1,556	(259)	462	14	261
Deferred drydocking and survey costs - ending balance	$22,717	$20,677	$15,062	$14,993	$14,980

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022

Europe/Mediterranean
Vessel revenues	$39,295	$31,250	$33,482	$39,702	$32,475

Vessel operating costs:
Crew costs	13,406	12,727	13,010	12,347	12,349
Repair and maintenance	2,900	2,706	3,067	1,652	2,414
Insurance	354	384	386	440	307
Fuel, lube and supplies	2,363	1,584	2,051	1,158	1,740
Other	2,292	2,371	1,762	2,170	2,468
Total vessel operating costs	21,315	19,772	20,276	17,767	19,278

Vessel operating margin ($)	17,980	11,478	13,206	21,935	13,197
Vessel operating margin (%)	45.8%	36.7%	39.4%	55.2%	40.6%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	26	27	27	26	27
Utilization - Total fleet	85.7%	83.4%	87.8%	95.2%	82.8%

Average vessels - Active fleet	26	27	27	26	25
Utilization - Active fleet	85.7%	83.4%	87.8%	95.2%	88.1%

Average day rates	$18,990	$15,669	$15,364	$17,436	$15,776

Vessels commencing drydocks	4	4	3	1	3

Deferred drydocking and survey costs - beginning balance	$11,363	$9,566	$8,588	$9,231	$6,425
Cash paid for deferred drydocking and survey costs	2,217	5,128	1,175	315	4,206
Amortization of deferred drydocking and survey costs	(1,875)	(1,739)	(1,523)	(1,244)	(1,400)
Disposals, intersegment transfers and other	—	(1,592)	1,326	286	—
Deferred drydocking and survey costs - ending balance	$11,705	$11,363	$9,566	$8,588	$9,231

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022

West Africa
Vessel revenues	$66,211	$59,457	$60,194	$56,335	$47,422

Vessel operating costs:
Crew costs	16,336	16,587	17,855	19,317	16,010
Repair and maintenance	4,665	4,834	3,971	3,910	3,823
Insurance	651	655	664	539	396
Fuel, lube and supplies	4,055	4,472	4,113	4,150	3,165
Other	5,037	5,314	5,212	5,052	4,307
Total vessel operating costs	30,744	31,862	31,815	32,968	27,701

Vessel operating margin ($)	35,467	27,595	28,379	23,367	19,721
Vessel operating margin (%)	53.6%	46.4%	47.1%	41.5%	41.6%

West Africa - Select operating statistics
Average vessels - Total fleet	70	74	75	76	67
Utilization - Total fleet	72.3%	68.4%	70.5%	69.9%	72.7%

Average vessels - Active fleet	65	66	65	67	59
Utilization - Active fleet	77.8%	76.6%	81.7%	79.4%	82.9%

Average day rates	$14,469	$13,047	$12,272	$11,467	$10,721

Vessels commencing drydocks	4	6	2	5	5

Deferred drydocking and survey costs - beginning balance	$20,390	$14,179	$11,545	$9,390	$8,308
Cash paid for deferred drydocking and survey costs	9,024	7,824	4,467	3,780	2,764
Amortization of deferred drydocking and survey costs	(3,000)	(2,267)	(1,909)	(1,943)	(2,210)
Disposals, intersegment transfers and other	(252)	654	76	318	528
Deferred drydocking and survey costs - ending balance	$26,162	$20,390	$14,179	$11,545	$9,390

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022

Worldwide
Vessel revenues	$210,323	$191,180	$185,106	$190,247	$162,175

Vessel operating costs:
Crew costs	68,007	66,643	69,699	71,189	60,639
Repair and maintenance	16,834	16,652	14,774	13,544	13,477
Insurance	2,168	2,005	2,027	1,988	1,366
Fuel, lube and supplies	13,958	13,555	12,841	12,291	11,521
Other	17,297	16,604	16,155	14,025	13,254
Total vessel operating costs	118,264	115,459	115,496	113,037	100,257

Vessel operating margin ($)	92,059	75,721	69,610	77,210	61,918
Vessel operating margin (%)	43.8%	39.6%	37.6%	40.6%	38.2%

Worldwide - Select operating statistics
Average vessels - Total fleet	187	190	194	195	188
Utilization - Total fleet	76.9%	76.5%	76.5%	77.8%	75.5%

Average vessels - Active fleet	181	180	180	181	172
Utilization - Active fleet	79.4%	80.6%	82.5%	83.7%	82.5%

Average day rates	$16,042	$14,624	$13,554	$13,606	$12,544

Vessels commencing drydocks	19	18	14	15	20

Deferred drydocking and survey costs - beginning balance	$82,787	$61,080	$57,877	$53,661	$44,362
Cash paid for deferred drydocking and survey costs	21,366	31,325	12,117	12,820	18,451
Amortization of deferred drydocking and survey costs	(11,672)	(9,618)	(8,897)	(8,604)	(9,152)
Disposals, intersegment transfers and other	—	—	(17)	—	—
Deferred drydocking and survey costs - ending balance	$92,481	$82,787	$61,080	$57,877	$53,661

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022

Net income (loss)	$21,928	$10,816	$10,182	$4,910	$(25,014)

Interest and other debt costs	4,731	4,190	4,339	4,391	4,284
Income tax expense	11,284	11,971	1,697	6,352	6,619
Depreciation	21,096	21,048	20,983	22,252	22,614
Amortization of deferred drydock and survey costs	11,672	9,618	8,898	8,604	9,152
EBITDA (A), (B), (C)	70,711	57,643	46,099	46,509	17,655

Long-lived asset impairment and other	—	—	—	1,214	—
Loss on warrants	—	—	—	—	14,175
One-time acquisition, restructuring and integration related costs	1,242	1,426	5,150	4,332	7,314
Adjusted EBITDA (A), (B), (C)	$71,953	$59,069	$51,249	$52,055	$39,144

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges, loss on warrants, and acquisition, restructuring and integration related costs.

Note (B):  EBITDA and Adjusted EBITDA for the three months ended June 30, 2023, and for each of the prior four quarters includes non-cash, stock-based compensation expense of $2,648, $2,103, $2,028, $1,923 and $1,963 respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended June 30, 2023, and for each of the prior four quarters includes foreign exchange gain (losses) of $(3,819), $2,348, $2,105, $(3,997) and $(1,881) respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission. We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges and merger and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures. We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022

Net cash provided by (used in) operating activities (A)	$9,741	$12,794	$45,340	$28,113	$(21,603)

Cash interest expense	7,748	98	7,575	353	7,626
Interest income and other	(2,790)	(130)	(981)	(581)	(349)
Additions to property and equipment	(8,849)	(8,651)	(4,929)	(6,328)	(4,151)
Acquisitions	—	—	—	8,785	(28,486)
Expansion capital	2,493	109	1,240	(8,441)	28,678
Free cash flow before proceeds from asset sales	8,343	4,220	48,245	21,901	(18,285)

Proceeds from asset sales	2,943	5,716	5,093	312	3,535

Free cash flow	$11,286	$9,936	$53,338	$22,213	$(14,750)

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers. Free cash flow is determined from net cash provided by (used in) operating activities adjusted for capital expenditures, excluding expansion capital, proceeds from asset sales, cash interest expense and interest income. Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Note (A): Net cash provided by (used in) operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$(23,447)	$2,295	$16,018	$1,913	$(27,697)
Cash paid for deferred drydock and survey costs	(21,366)	(31,325)	(12,117)	(12,820)	(18,451)
Total sources (uses) of cash for changes in assets and liabilities	$(44,813)	$(29,030)	$3,901	$(10,907)	$(46,148)

Contacts

Tidewater Inc.

West Gotcher

Vice President,

Finance and Investor Relations

+1.713.470.5285

SOURCE: Tidewater Inc.